UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

Equillium, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38692	82-1554746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 412-5302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 19, 2025, Equillium, Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) for the offer and sale of shares of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $75,000,000 (the “Shares”), pursuant to that certain Open Market Sale Agreement, dated October 5, 2023, as amended August 3, 2025, by and between the Company and LifeSci Capital LLC (the “Sales Agreement”). The Prospectus Supplement amends and supplements the information in the prospectus dated January 18, 2023 (the “Prior Prospectus”), as previously amended and supplemented by the prospectus supplements, dated October 5, 2023 and February 23, 2024 (together with the Prior Prospectus, the “ATM Prospectus”), relating to the offer and sale of up to $21,950,000 of shares of the Company’s common stock pursuant to the Sales Agreement, filed with the SEC as a supplement to the Company’s Registration Statement on Form S-3 (File No. 333-269153). The Prospectus Supplement should be read in conjunction with the ATM Prospectus, and is qualified by reference thereto, except to the extent that the information therein amends or supersedes the information contained in the ATM Prospectus. The Prospectus Supplement is not complete without and may only be delivered or utilized in connection with, the ATM Prospectus and any future amendments or supplements thereto. The Company has previously sold 1,719,485 shares of its common stock for aggregate gross proceeds of $0.96 million under the Sales Agreement. A copy of the opinion of Cooley LLP relating to the validity of the Shares is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: September 19, 2025	By:	/s/ Bruce D. Steel
Bruce D. Steel
President and Chief Executive Officer